Income Taxes	12 Months Ended
Dec. 31, 2024
Income Tax Disclosure [Abstract]
Income Taxes

Note 12. Income Taxes

The Company recorded the below income tax expense (benefit) attributable to income from continuing operations for the year ending December 31, 2024 and December 31, 2023 as follows:

	December 31,
	2024	2023
	(In thousands, except percentages)
Current
Federal	$(7)	$-
State	21	-
Foreign	(34)	-
	(20)	-
Deferred
Federal	-	-
State	-	-
Foreign	-	-
	-	-
Total income tax expense	$(20)	$-

The provision for income taxes differs from the amount which would result by applying the federal statutory income tax rate for the years ended December 31, 2024 and 2023.

The reconciliation of the provision computed at the federal statutory rate to the Company’s provision (benefit) for income taxes as follows:

	December 31,
	2024		2023
	(In thousands, except percentages)
Tax at federal statutory rate	$(15,432)	(21.0)%	$(28,354)	(21.0)%
State, net of federal benefit	12,779	17.4%	(6,507)	(4.8)%
Stock based compensation	3,327	3.8%	967	0.7%
Fair value adjustments	(7,593)	(9.6)%	(3,555)	(2.4)%
Research and development credits	—	—%	(1,121)	(0.8)%
Section 382 Limitation	14,583	19.8%
Other	(745)	(1.0)%	675	0.2%
Change in valuation allowance	(6,939)	(9.4)%	37,895	28.1%
Total provision for income taxes	$(20)	—%	$—	—%

The Company did not incur income tax expense or benefit for the years ending December 31, 2024 or December 31, 2023.

Velo3D, Inc.

Notes to Consolidated Financial Statements

Deferred income taxes reflect the tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. The components of deferred tax assets and liabilities are as follows:

	December 31,
	2024	2023
	(In thousands)
Deferred tax assets
Net operating loss carryforwards	$81,649	$91,668
Research and development tax credits	5,086	12,087
Stock based compensation	5,866	6,162
Lease liability	2,632	3,098
Section 174 research and development capitalization	10,691	11,641
Interest expense	7,157	3,063
Other timing differences	8,754	1,408
Total deferred tax assets	$121,835	$129,127
Valuation allowance	$(118,783)	$(125,722)
Net deferred tax assets	$3,052	$3,405

Deferred tax liabilities
Fixed assets and intangibles	$(299)	$(364)
Right of use assets	$(2,753)	$(3,041)
Total deferred tax liabilities	$(3,052)	$(3,405)
Net deferred tax assets	$—	$—

Realization of deferred tax assets is dependent upon future earnings, if any, the timing and amount of which are uncertain.

The Company concluded that it was not more-likely-than-not that tax benefits from operating losses would be realized and, accordingly, has provided a full valuation allowance against its deferred tax assets. The valuation allowance decreased by $6.9 million during the year ending December 31, 2024 due to income tax attributes that are expected to expire prior to being able to be utilized due to IRC Section 382 ownership change limitations. The valuation allowance increased $37.9 million for the years ended December 31, 2023 due to net operating losses, R&D credits claimed and capitalized R&D costs incurred during the year.

As of December 31, 2024, the Company had $366.0 million and $95.6 million federal and state net operating losses (“NOLs”), respectively, available to reduce future taxable income, which will begin to expire in 2034 and 2030 respectively for federal and for state tax purposes. The Company had $355.3 million of federal net operating losses, which can be carried forward indefinitely.

As of December 31, 2023, the Company had $346.3 million and $293.7 million of federal and state net operating losses available to reduce future taxable income.

The Company has state research and developmental tax credit carryforwards of approximately $9.2 million as of December 31, 2024. The state credits have no expiration date.

Federal, California and other state tax laws impose substantial restrictions on the utilization of NOLs and credit carryforwards in the event of an “ownership change” for tax purposes, as defined in Section 382 of the Internal Revenue Code. Accordingly, the Company’s ability to utilize these carryforwards is limited based on the ownership change. In December 2024, the Company had an ownership change pursuant to Internal Revenue Code Section 382 which could materially impact the ability to utilize the tax net operating loss carryforwards and other tax attributes recorded. The net operating loss and other tax attributes recorded as deferred tax asset are fully offset with valuation allowance. Accordingly the state and federal net operating loss carryforwards and credits which have expiring provisions are reduced to the expected available amount. The annual IRC 382 limit for pre ownership change attributes that can be utilized each year is approximately $0.8 million. The total tax effected attributes expected to be unable to be utilized due to expiration is approximately $31.9 million. As a result of the ownership change federal net operating losses of $35.2 million and California net operating loss of $250.0 million are expected to expire before they will be able to be utilized. Federal R&D credits of $7.1 million are also expected to expire before they can be utilized due to IRC Section 382 limitations.

Velo3D, Inc.

Notes to Consolidated Financial Statements

A reconciliation of the beginning and ending amount of gross unrecognized tax benefits is as follows:

	December 31,
	2024	2023
	(In thousands)
Balance at beginning of year	$6,060	$4,750
Additions based on tax positions related to the current year	(3,301)	1,310
Balance at end of year	$2,759	$6,060

For the years ended December 31, 2024 the amount of unrecognized tax benefits decreased by $3.3 million due to a reduction in R&D credits that are available for use due to IRC Section 382 limitations. During the year ended December 31, 2023 the amount of unrecognized tax benefits increased by $1.3 million due to additional R&D credits claimed during the year. The reversal of the uncertain tax benefits would not affect the Company’s effective tax rate to the extent that it continues to maintain a full valuation allowance against its deferred tax assets.

The Company is subject to U.S. federal, state and foreign income taxes. Tax regulations within each jurisdiction are subject to the interpretation of the related tax laws and regulations, and require significant judgment to apply. The Company is subject to U.S federal, state, foreign and local examinations by tax authorities for all prior years since incorporation. The Company does not anticipate significant changes to its current uncertain tax positions within the next twelve months.

The Company recognizes any interest and/or penalties related to income tax matters as a component of income tax expense. As of December 31, 2024, there were no accrued interest and penalties related to uncertain tax positions.